EXHIBIT 99.1

WEB.COM REPORTS SECOND QUARTER 2007 RESULTS

ATLANTA, GA, August 7, 2007 — Web.com, Inc. (NASDAQ: WWWW), a leading destination for websites and web services, today reported results for its second quarter ended June 30, 2007.

Summary of Second Quarter 2007 Results:

  Total revenues for the quarter were $13.3 million, up from $12.1 million in the year-ago quarter.
  Net income (loss) for the quarter was negative $(2.9) million, including $2.1 million in merger-related costs and $800,000 in stock-based compensation, or $(0.17) per share, versus a loss of $(5.7) million, or $(0.35) per share, in the year-ago quarter.
  Adjusted net income (loss) from continuing operations (1) was $(1.7) million for the quarter, which includes approximately $2.1 million of merger-related costs, versus a loss of $(3.6) million in the year-ago quarter. Excluding the merger-related costs, adjusted net income from continuing operations for the quarter was positive $0.4 million.
  Net subscribers totaled approximately 166,000 at June 30, 2007. Gross organic subscribers totaled approximately 20,000, up approximately 7,000 gross subscribers, or 53%, from June 30, 2006.

“Web.com had another solid quarter of subscriber growth,” stated Jeff Stibel, President and CEO, Web.com. “Our marketing and partner strategy enabled us to deliver these results while reducing our subscriber acquisition cost (SAC) by 14% sequentially which led to improved adjusted net income from continuing operations. Clearly the biggest opportunity for the company in the coming months is the proposed merger with Website Pros. We continue to view this opportunity very positively for our customers, partners, employees and shareholders and are eager to close the transaction and begin to execute as a combined company.”

“During the second quarter, in addition to growing the business, we continued to focus on streamlining operations and consolidating to our unified platform to realize approximately $5.0 million in savings,” stated Gonzalo Troncoso, Executive Vice President and Chief Financial Officer.  “Our path to profitability is simple – increase sales and decrease costs.”

On June 26, 2007, Web.com announced that it had signed a definitive merger agreement with Website Pros, Inc. (NASDAQ: WSPI) creating a market leader in the small and medium-sized business (SMB) web services industry with annualized revenue of over $122 million and over 246,000 paid subscribers based on second quarter numbers. In addition, the proposed merger enables the new company to offer a full suite of comprehensive Do-It-For-Me (DIFM) and Do-It-Yourself (DIY) web services for small and medium-sized businesses, adds significant cross-selling opportunities and highly complementary sales channels. Based on the closing price of Website Pros’ stock on June 26, 2007, the transaction is valued at an aggregate price of approximately $129 million. The merger, which is subject to regulatory reviews and approvals, approval by the shareholders of both companies and certain other customary conditions, is expected to close during the second half of 2007.

About Web.com

Web.com, Inc. (NASDAQ: WWWW) is a leading destination for the simplest, yet most powerful solutions for websites and web services.  Web.com offers do-it-yourself and professional website building, website hosting, ecommerce, web marketing, professional website design and e-mail.  Since 1995, Web.com has been helping individuals and small businesses leverage the power of the Internet to build a web presence. More than 4 million websites have been built using Web.com’s proprietary tools, services and patented technology.  The company’s web hosting and website building services can also be found under the Interland (www.interland.com) and Trellix (www.trellix.com) brands. For more information on the company, please visit www.web.com or call at 1-800-WEB-HOST.

Web.com will host a conference call today to discuss its quarterly results at 9:30 a.m. ET (6:30 a.m. PT).  A live webcast of the call can be accessed on the investors section of the company’s website at www.web.com/ir.  A replay of the call will be available on the site for seven days.

(1)     Adjusted net income (loss) from continuing operations is a non-GAAP financial measure and is defined as net income (loss) from continuing operations excluding interest income or expense, provision for income taxes, depreciation, amortization of intangibles, and stock-based compensation.

Note Regarding Use of Non-GAAP Financial Measures

This earnings release contains non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Attached to this earnings release is a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measures.

Web.com, Inc. uses the non-GAAP measure adjusted net income (loss) from continuing operations to supplement the Consolidated Financial Statements presented in accordance with GAAP. This non-GAAP financial measure is used in addition to and in conjunction with the financial results presented in accordance with GAAP, and the presentation of this non-GAAP financial information should not be considered in isolation, or as a substitute for the GAAP conforming measures.

Management uses adjusted net income (loss) from continuing operations for financial and operational decision making, to evaluate management performance for compensation purposes, and as a means to provide comparable period-to-period operating results. This information is generally requested by investors and analysts. Web.com, Inc. believes that providing this non-GAAP measure provides greater transparency to investors to view the business through the eyes of management. We define adjusted net income (loss) from continuing operations as net income (loss) from continuing operations excluding (i) provision for income taxes, (ii) interest income or expense, (iii) depreciation, (iv) amortization of intangibles, and (v) stock-based compensation. Management uses this non-GAAP financial measure as a primary measure in monitoring and evaluating the Company’s ongoing operating results and trends in its operations. The Company believes that excluding income (loss) from discontinued operations provides a more relevant measure of the Company’s present web services business. The Company’s income (loss) from discontinued operations relates to the Company’s prior business of manufacturing personal computers, which the Company sold in fiscal 2001, and is wholly unrelated to the Company’s present web services business. By excluding these discontinued operations, the Company believes management and investors are better able to compare operating results of the Company’s existing business over multiple periods. Management believes the exclusion of stock-based compensation provides a more consistent comparison against prior year periods, since stock-based compensation was not included in net income (loss) for prior fiscal years. Management believes that measuring the performance of the business without regard to discontinued operations and interest, taxes and depreciation and amortization can make trends in operating results more readily apparent, and when considered with other information, assist management and investors in evaluating the Company’s ability to generate future earnings. A substantial portion of the Company’s non-cash charges relate to historical transactions and capital expenditures that the current management may or may not have influenced. When considered with other performance metrics that alternatively include or exclude these charges, the Company believes the investor, like management, has a measure that provides both individual and collective management effectiveness. The Company believes that this non-GAAP measure is beneficial to management and investors for planning, budgeting and financial modeling purposes, as well as for comparison to its historical performance from period to period and to competitors’ operating results. We believe both short and long term performance is transparent by providing GAAP and non-GAAP basis measurements to investors and analysts.

The limitations of use of the non-GAAP measure of adjusted net income (loss) from continuing operations as compared to net income (loss) in accordance with GAAP include the fact that the measure excludes some recurring costs such as depreciation and amortization and stock-based compensation, which are expected to continue as a significant recurring expense in the Company’s business. Adjusted net income (loss) from continuing operations also does not take into account costs of doing business that can be substantial, such as income taxes and interest expense. Further, adjusted net income (loss) from continuing operations may not be comparable to similarly captioned information reported by other companies. The Company compensates for these limitations by providing specific information regarding the GAAP amounts excluded from this non-GAAP measure, by providing reconciliation to the most directly comparable GAAP financial measure and by evaluating adjusted net income (loss) from continuing operations together with net income (loss) and other financial measures calculated in accordance with GAAP.

The Company also has presented adjusted net income (loss) from continuing operations, excluding merger related costs to provide a more relevant comparison of this non-GAAP financial measure. During the 2007 second quarter, the Company incurred significant costs in connection with its pending merger with Website Pros, which costs did not exist in the 2006 period. By excluding these costs from adjusted net income (loss) from continuing operations in the 2007 period, the Company is able to show what this non-GAAP financial measure would have been had it not engaged in the extraordinary transaction with Website Pros, which the Company believes provides a more meaningful comparison of its operations between the 2007 and 2006 periods presented.

Forward-Looking Statements

This press release includes forward-looking statements, including those regarding the proposed merger of Website Pros and Web.com and the anticipated reach, capabilities and opportunities for the combined company, future products and services, expected benefits to merchants and other customers, market opportunities, expected customer base, and the anticipated closing of the transaction. These statements are based on certain assumptions and reflect our current expectations. Statements including words such as “anticipate,” “propose,” “estimate,” “believe” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements to differ materially from any future results, performance, or achievements discussed or implied by such forward-looking statements. Some of the factors that could cause results to differ materially from the expectations expressed in these forward-looking statements include the following: the risk that the proposed merger transaction may not be completed in a timely manner, if at all; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; risks related to the successful offering of the combined company’s products and services; the risk that the anticipated benefits of the merger may not be realized; and other risks that may impact Website Pros’ and Web.com’s businesses, some of which are discussed in the companies’ reports filed with the Securities and Exchange Commission (the “SEC”) under the caption “Risks That Could Affect Future Results” or “Risk Factors” and elsewhere, including, without limitation, each of Website Pros’ and Web.com’s 10-Ks for the year ended December 31, 2006 and 10-Q’s for the quarter ended March 31, 2007. Copies of Website Pros’ and Web.com’s filings with the SEC can be obtained on their websites, or at the SEC’s website at www.sec.gov. You can also obtain Website Pros’ report through its Web site at http://www.websitepros.com and Web.com’s reports through its Web site at http://www.web.com . Any forward-looking statement is qualified by reference to these risks, uncertainties and factors. If any of these risks or uncertainties materializes, the merger may not be consummated, the potential benefits of the merger may not be realized, the operating results of Website Pros and Web.com could suffer, and actual results could differ materially from the expectations described in these forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. These risks, uncertainties and factors are not exclusive, and Website Pros and Web.com undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this release.

Additional Information about the Proposed Transaction

In connection with the proposed transaction, Website Pros and Web.com filed a joint proxy statement and other relevant materials with the Securities and Exchange Commission (“SEC”). BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, STOCKHOLDERS OF WEB.COM AND WEBSITE PROS ARE URGED TO READ THE PROXY STATEMENT, WHEN IT BECOMES AVAILABLE, AND THE OTHER RELEVANT MATERIALS FILED BY THE COMPANIES WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials, when available, and any other documents filed by Website Pros and Web.com with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders of Web.com may obtain free copies of the documents filed with the SEC by contacting Investor Relations at 303 Peachtree Center Ave, 5th Floor, Atlanta, GA 30303 or e-mailing investor@corp.web.com, and stockholders of Website Pros may obtain free copies of the documents filed with the SEC by contacting Investor Relations at 12735 Gran Bay Parkway West, Jacksonville, Florida 32258 or e-mailing kori.doherty@icrinc.com. You may also read and copy any reports, statements and other information filed by the companies with the SEC at the SEC public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Web.com, Website Pros and their executive officers and directors may be deemed to be participants in the solicitation of proxies from their stockholders in favor of the proposed transaction. Certain executive officers and directors of each company have interests in the transition that may differ from the interests of stockholders generally. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

_________________

Peter Delgrosso
Web.com
404-260-2500
investor@corp.web.com

WEB.COM, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	As of
	June 30, 2007	December 31, 2006
Assets
Current assets
Cash and cash equivalents	$14,850	$13,288
Trade receivables, net of allowance for doubtful accounts	2,532	2,074
Other receivables	1,317	525
Other current assets	1,596	1,154
Restricted investments	167	162

Total current assets	20,462	17,203
Restricted investments	7,141	7,666
Property, plant and equipment, net	3,455	4,128
Goodwill	1,003	1,003
Intangibles, net	4,567	5,233
Other assets	3,252	3,195

Total assets	$39,880	$38,428

Liabilities and shareholders' equity
Current liabilities
Accounts payable	$1,835	$1,623
Accrued expenses	6,770	4,709
Accrued restructuring charges	1,812	2,345
Current portion of long-term debt and capital lease obligations	1,747	1,703
Accrued FTC settlement	929	--
Deferred revenue	4,438	4,687

Total current liabilities	17,531	15,067
Long-term debt and capital lease obligations	1,044	1,971
Deferred revenue, long-term	229	314
Other liabilities	64	120

Total liabilities	18,868	17,472

Shareholders' equity
Common stock, $.01 par value, authorized 26 and 26 million shares,
issued and outstanding 17.0 and 16.8 million shares, respectively	169	168
Additional capital	333,340	331,949
Warrants	2,128	2,128
Note receivable from shareholder	(735)	(735)
Accumulated deficit	(313,890)	(312,554)

Total shareholders' equity	21,012	20,596

Total liabilities and shareholders' equity	$39,880	$38,428

WEB.COM, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	As of June 30,
	2007	2006
Assets
Current assets
Cash and cash equivalents	$14,850	$13,163
Trade receivables, net of allowance for doubtful accounts	2,532	1,739
Other receivables	1,317	1,139
Other current assets	1,596	1,698
Restricted investments	167	279

Total current assets	20,462	18,018
Restricted investments	7,141	8,322
Property, plant and equipment, net	3,455	4,757
Goodwill	1,003	921
Intangibles, net	4,567	5,900
Other assets	3,252	5,600

Total assets	$39,880	$43,518

Liabilities and shareholders' equity
Current liabilities
Accounts payable	$1,835	$1,893
Accrued expenses	6,770	6,637
Accrued restructuring charges	1,812	2,838
Current portion of long-term debt and capital lease obligations	1,747	1,716
Other current liabilities	929	--
Deferred revenue	4,438	4,517

Total current liabilities	17,531	17,601
Long-term debt and capital lease obligations	1,044	2,906
Deferred revenue, long-term	229	239
Other liabilities	64	155

Total liabilities	18,868	20,901

Shareholders' equity
Common stock, $.01 par value, authorized 26 and 26 million shares,
issued and outstanding 17.0 and 16.6 million shares, respectively	169	166
Additional capital	333,340	331,104
Warrants	2,128	2,128
Note receivable from shareholder	(735)	(735)
Accumulated deficit	(313,890)	(310,046)

Total shareholders' equity	21,012	22,617

Total liabilities and shareholders' equity	$39,880	$43,518

WEB.COM, INC.
CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	For the three months ended June 30,		For the six months ended June 30,
	2007	2006	2007	2006
Revenues	$13,268	$12,053	$26,300	$24,315
Operating costs and expenses:
Network operating costs, exclusive of depreciation and
amortization	(12,072)	2,269	4,226	4,653
Sales and marketing	4,148	3,335	8,847	6,485
Technical support	1,259	1,761	2,548	3,483
General and administrative	5,730	4,694	10,808	14,605
Bad debt expense	439	242	1,001	519
Depreciation and amortization	1,088	2,225	2,160	3,359
Restructuring costs	--	23	--	66
Impairment of investment in and advances to WebSource Media	--	3,488	--	3,488
Merger costs	2,079	--	2,079	--

Total operating costs and expenses	16,815	18,037	31,669	36,658

Operating loss	(3,547)	(5,984)	(5,369)	(12,343)
Interest income (expense), net	381	248	636	509

Loss from continuing operations before income taxes	(3,166)	(5,736)	(4,733)	(11,834)
Income tax benefit	275	9	1,190	863

Loss from continuing operations	(2,891)	(5,727)	(3,543)	(10,971)
(Loss) income from discontinued operations, net of tax
of $0, $0, $1,201 and $0	(4)	14	2,207	(245)

Net loss	$(2,895)	$(5,713)	$(1,336)	$(11,216)

Net loss per share, basic and diluted:
Continuing operations	$(0.17)	$(0.35)	$(0.21)	$(0.67)
Discontinued operations	--	--	0.13	(0.01)

	$(0.17)	$(0.35)	$(0.08)	$(0.68)

Number of shares used in per share calculation:
Basic and diluted	16,775	16,511	16,741	16,453
(1) Excludes depreciation and amortization as follows:
Network operating costs	766	1,969	1,518	2,782

WEB.COM, INC.
Adjusted Net Income (Loss) From Continuing Operations
(In thousands)
(Unaudited)

	For the three months ended June 30,		For the six months ended June 30,
	2007	2006	2007	2006
Net loss	$(2,895)	$(5,713)	$(1,336)	$(11,216)
Depreciation and amortization	1,088	2,225	2,160	3,359
Amortization of stock-based compensation	765	159	1,307	5,496
Interest expense (income)	(381)	(248)	(636)	(509)
Income tax benefit	(275)	(9)	(1,190)	(863)
Discontinued operations	4	(14)	(2,207)	245

Adjusted net loss from continuing operations	$(1,694)	$(3,600)	$(1,902)	$(3,488)

Merger-related costs	2,079	--	2,079	--

Adjusted net income (loss) excluding merger-related costs	$385	$(3,600)	$177	$(3,488)

WEB.COM, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	For the six months ended June 30,
	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,336)	$(11,216)
Adjustments to reconcile net loss to net cash used in
operating activities from continuing operations:
(Gain) loss from discontinued operations	(3,408)	245
Depreciation and amortization	2,160	3,359
Bad debt expense	1,001	519
Impairment of investment in and advances to WebSource Media	--	3,488
Stock-based compensation	1,307	5,496
Restructuring costs	--	66
Changes in operating assets and liabilities net of effect of acquisition:
Receivables	(2,250)	(405)
Other current and long term assets	(492)	325
Accounts payable, accrued expenses and deferred revenue	1,350	(1,339)
Other current liabilities	929	--

Cash (used in) provided by operating activities of continuing operations	(739)	538

CASH FLOWS FROM INVESTING ACTIVITIES
Expenditures for property, plant, and equipment	(828)	(1,141)
Payment for purchase of WebSource Media	--	(3,261)
Proceeds from sale of held-to-maturity investment securities	--	53
Net change in restricted investments	520	690

Cash used in investing activities of continuing operations	(308)	(3,659)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayments of debt and capital lease obligations	(884)	(921)
Proceeds from exercises of stock options	85	115

Cash used in financing activities of continuing operations	(799)	(806)

Net cash used in continuing operations	(1,846)	(3,927)

Net cash provided by (used in) discontinued operations:
Operating cash flows	3,408	(280)
Investing cash flows	--	--
Financing cash flows	--	--

Total cash provided by (used in) discontinued operations	3,408	(280)

Net increase (decrease) in cash and cash equivalents	1,562	(4,207)
Cash and cash equivalents at beginning of period	13,288	17,370

Cash and cash equivalents at end of period	$14,850	$13,163